                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints AMY GALLENT his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all documents relating to this registration statement, or amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.


     Signature                      Title                                     Date
     ---------                      -----                                     ----
/s/ Ramani Ayer                    Chairman                               September 16, 1999
-------------------------
    Ramani Ayer


/s/ Lowndes A. Smith               Vice Chairman, Chief Executive         September 16, 1999
-------------------------          Officer and President
    Lowndes A. Smith


/s/ Thomas M. Marra                Executive Vice                         September 16, 1999
-------------------------          President and Director
    Thomas M. Marra


/s/ Gail Deegan                    Director                               September 16, 1999
-------------------------
    Gail Deegan


/s/ Donald R. Frahm                Director                               September 16, 1999
-------------------------
    Donald R. Frahm


/s/ Paul G, Kirk, Jr.              Director                               September 16, 1999
-------------------------
    Paul G. Kirk, Jr.

    Signature                          Title
    ---------                          -----
/s/ Robert E. Patricelli               Director                           September 16, 1999
-------------------------
    Robert E. Patricelli


/s/ Robert W. Selander                 Director                           September 16, 1999
-----------------------------
    Robert W. Selander


/s/ H. Patrick Swygert                 Director                           September 16, 1999
-----------------------------
    H. Patrick Swygert


/s/ Gordon I. Ulmer                    Director                           September 16, 1999
-----------------------------
    Gordon I. Ulmer


/s/ David K. Zwiener                   Director                           September 16, 1999
-----------------------------
    David K. Zwiener


/s/ David T. Foy                       Senior Vice  President             September   , 1999
-----------------------------          and Treasurer
    David T. Foy                       (Chief Financial Officer)




/s/ Mary Jane Fortin                   Vice President                     September   , 1999
-----------------------------          (Chief Accounting Officer)
    Mary Jane Fortin



*By                                    Vice President and
  -----------------------------        Corporate Secretary
  Amy Gallent as Attorney-In-Fact
                                                                          September 16, 1999

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